Exhibit 99.2 Wave Life Sciences Corporate Presentation May 9, 2024

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward- looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 2

Building a leading RNA medicines company Multi-modal drug discovery and Differentiated RNA medicines pipeline development platform • Therapeutic candidates that optimally • Clinical data updates expected in 2024 from AATD, address disease biology DMD, HD clinical programs • RNA editing, siRNA, splicing, antisense • INHBE clinical trial initiation for obesity expected 1Q 2025 • Best-in-class oligonucleotide chemistry • Initiated first-ever clinical trial in RNA editing Strategic collaborations In-house GMP manufacturing Strong and broad IP (GSK and Takeda) Well capitalized with cash runway into 4Q 2025* 3 *Cash runway does not include potential future milestones or opt-in payments under GSK and Takeda collaborations AATD: Alpha-1 antitrypsin deficiency, DMD: Duchenne muscular dystrophy, HD: Huntington’s disease

Wave has driven foundational advances in nucleic acid chemistry to expand platform technologies and develop next generation of RNA therapeutics Further information can be found in recent platform publications Silencing (RNase H and Ago2) Splicing Editing 4 Selected Wave publications: PMC10201370, PMC9092894, PMID 35256816, PMC9177980, PMC9178015, PMC7870851, PMC7804567, PMID 28829437

Wave's versatile multimodal RNA medicines platform ideal for capitalizing on new genetic insights in rare and common diseases Accessing UK Biobank and building proprietary machine learning models to generate unique genetic insights 5 Claussnitzer, et al. Nature (2020) 577, 179; King et al. PLoS Genet (2019) 15, e1008489

Robust, diversified RNA medicines pipeline including first-in-class RNA editing programs

Program	Discovery / Preclinical	IND / CTA Enabling Studies	Clinical	Rights	Patient population (US & Europe)
RNA EDITING					
WVE-006 SERPINA1 (AATD)			RestorAATion Clinical Program	GSK exclusive global license	200K
Multiple undisclosed Correction				100% global	>20K (multiple)
Multiple undisclosed Upregulation				100% global	>3M (multiple)
SILENCING: siRNA					
INHBE lead clinical candidate (Obesity and other metabolic disorders)				100% global	47M
SPLICING					
WVE-N531 Exon 53 (DMD)			FORWARD-53 Trial (Phase 2)	100% global	2.3K
Other exons (DMD)				100% global	Up to 18K
SILENCING: ANTISENSE					
WVE-003 mHTT (HD)			SELECT-HD Trial (Phase 1b/2a)	Takeda 50:50 Option	25K Manifest (SNP3) 60K Pre-Manifest (SNP3)

Editing for correction   Editing for upregulation

AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington's disease

WAVE LIFE SCIENCES 6

Strategic collaboration with GSK to develop transformative RNA medicines

Collaboration Highlights

- $170 million upfront[1]
- Additional research funding
- Potential for up to $3.3 billion in milestones[2]
- Leverage GSK's expertise in genetics and genomics

	Maximize global potential for WVE-006 for AATD	Advance up to eight GSK collaboration programs	Expand Wave's pipeline
	Up to $525 million in total milestones and **tiered royalties on net sales**	**Up to $2.8 billion** in total milestones and **tiered royalties on net sales**	Wave to advance up to **three wholly owned collaboration programs** (or more with GSK's consent)[3]
Recent Highlights	✓ **$20 million milestone** with first individual dosing RestorAATion-2 trial underway (AATD patients)	✓ **$12 million aggregate initiation payment** for GSK's selection of two programs to advance	✓ **INHBE is Wave's first wholly owned program** emerging from GSK collaboration

1. $120 million in cash and $50 million equity investment 2. Initiation, development, launch, and commercialization milestones for WVE-006 and programs progressed during initial 4-year research term (8 GSK collaboration programs), 3. GSK eligible to receive tiered royalty payments and commercial milestones from Wave

WAVE LIFE SCIENCES 7

WVE-006 (RNA editing) AATD 8

WVE-006: Designed to correct mutant SERPINA1 transcript to address both liver and lung manifestations of AATD

WVE-006 for AATD


A

SERPINA1 Z allele mRNA encodes Z-AAT protein with E342K mutation

WVE-006
(GalNAc-conjugated AIMer)


I(G)

Edited *SERPINA1* mRNA enables wild-type M-AAT protein production

WVE-006 ADAR editing approach to address key goals of AATD treatment:

1) **Restore** circulating, functional wild-type M-AAT

2) **Reduce** Z-AAT protein aggregation in liver

3) **Retain** M-AAT physiological regulation



M-AAT reaches lungs to protect from proteases


Z-AAT

RNA correction replaces mutant Z-AAT protein with wild-type M-AAT protein



M-AAT secretion into bloodstream

200,000 Pi*ZZ patients in US and Europe

WAVE LIFE SCIENCES

9

AAT: Alpha-1 antitrypsin Strnad et al., 2020 N Engl J Med 382:1443-55; Blanco et al., 2017 Int J Chron Obstruct Pulmon Dis 12:561-69; Remih et al., 2021 Curr Opin Pharmacol 59:149-56.

WVE-006 in AATD: First-in-class RNA editing clinical candidate Potentially comprehensive approach to address both lung and liver manifestations of AATD Increased AAT protein Confirmed restored Demonstrated functionality ✓✓✓ in NSG-PiZ mice wild-type M-AAT protein of M-AAT protein WVE-006 treatment results in serum AAT Overall percentages of serum AAT Serum neutrophil elastase protein levels of up to 30 uM in NSG-PiZ mice protein isoforms in NSG-PiZ mice inhibition activity in NSG-PiZ mice (Week 13) 2000 PBS 1800 WVE-006 1600 WVE-006 (NO LOADING DOSE) 1400 1200 ~7-fold 1000 increase 800 600 11μM 400 200 0 Week ≥50% editing supports restoration of MZ phenotype 10 AATD: Alpha-1 antitrypsin deficiency; M-AAT protein: wild-type AAT protein; WVE-006 administered subcutaneously (10 mg/kg bi-weekly) in 7-week old NSG-PiZ mice (n=5 per group); Loading dose: 3 x 10 mg/kg at Day 0. Left: Liver biopsies collected at wk 13 (1 wk after last dose) and SERPINA1 editing quantified by Sanger sequencing; Right: Total serum AAT protein quantified by ELISA; Stats: Two-Way ANOVA with adjustment for multiple comparisons (Tukey) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 Serum AAT protein (ug/ml) (Mean, s.e.m)

WVE-006 decreases lobular inflammation and PAS-D globule size, prevents increase in hepatocyte turnover Fibrosis à Cirrhosis à Hepatocellular Carcinoma Correction of gain-of-function liver phenotypes Lobular inflammation Mitoses PAS-D-positive globule size (NSG PiZ mice, week 13) (NSG PiZ mice, week 13) (NSG PiZ mice, week 13) ✱✱✱ ✱ ns ns ✱✱✱ ✱ 5 ✱✱✱ 40 ns 25 ✱✱✱ ✱ ✱ 4 20 30 3 15 20 2 10 10 1 5 0 0 0 Week 0 Week 13 11 Left (Lobular inflammation) and Middle (Mitoses): Scatter plot showing inflammation grade or mitoses score. Each circle represents an individual mouse, (Mean ± SEM); Right (PAS-D Globule Size): 40 largest globules in each of 5 mice were measured. Each circle represents a single PAS-D globule, (Mean ± SEM). Baseline: week 0 (7 weeks old); Treated week 13 (20 weeks old); Stats: Kruskal-Wallis followed by Dunn’s test Baseline PBS WVE-006 Baseline PBS WVE-006 Baseline PBS WVE-006 Score (0-4) Number of mitotic figures/10 MPF + Mean PAS-D globule diameter (μm)

AIMer-directed editing is highly specific in mice

RNA editing only detected at PiZ mutation site in SERPINA1 transcript



PBS
C 0%
T 100%
AATD AIMer
C 48.2%
T 51.8%
Coverage
10000
5000
0
9000
6000
3000
94380000
94384000
94388000
Editing site
(PiZ mutation)
SERPINA1

RNA editing across transcriptome



SERPINA1
(PiZ mutation site)
Coverage
6000
4000
2000
0
0
10
20
30
40
50
% Editing

No bystander editing observed on SERPINA1 transcript

12

Dose 3x10 mg/kg (days 0, 2, 4) SC with AATD AIMer (SA1 – 4). Liver biopsies day 7. RNA-seq to quantify on-target SERPINA1 editing, to quantify off-target editing reads mapped to entire mouse genome; plotted circles represent sites with LOD>3 (N=4), SERPINA1 edit site is indicated

RestorAATion-2 underway, proof-of-mechanism data expected in 2024



RestorAATion-1: Healthy Volunteers
Informs dose & dose frequency
RestorAATion-2: AATD Patients
SAD → MAD cohorts
Dose escalation
Dose E
Dose D
Dose C
Dose B
Dose A
Up to 7 doses
Cohort 3
Cohort 2
Cohort 1
Multiple assessments of serum AAT throughout cohort
Study key objectives
Safety and tolerability
Pharmacokinetics
Serum M-AAT levels

HV: healthy volunteer; SAD: single-ascending dose; MAD: multi-ascending dose

13

AIMers RNA editing capability 14

The AIMer-targetable ‘Edit-Verse’ is substantial Gene-Disease Network • The Edit-verse is the editable gene-disease universe, including upregulation 1 • >13,000 genes with a high-probability of being amenable to transcriptional regulation with A-to-G editing • Model development ongoing to expand access to more protein-coding genes and expand the Edit-verse • AIMers are expected to be able to target ~50% of the transcriptome 15 1 (score >95th p-tile)

Proprietary and unique chemistry supports efficient editing in vivo with GalNAc-AIMers Orphan site base, sugar 5’ 3’ RNA editing in primary mouse RNA editing in vivo liver (GalNAc hepatocytes (GalNAc mediated delivery) mediated delivery) 100 100 ✱ ✱✱✱ N3U, Sugar 2’-OMe N3U, Sugar 2’-H 80 ✱ ✱✱✱ 80 60 60 40 40 C, Sugar 2’-H 20 20 C, Sugar 2’-OMe 0 0 0.001 0.01 0.1 1 10 C C N3U N3U Base PBS NTC -20 2’-H 2’-OMe 2’-H 2’-OMe Sugar Concentration (uM) GalNAc-AIMers 16 Left: GalNAc-conjugated AIMers targeting Ugp2 dosed in primary hepatocytes isolated from hADAR1-p110 hemizygous knock-in mice. Data: mean ± SEM. Dashed lines: 95% CI. Right: 8-week-old transgenic hADAR-p110 knock-in mice dosed with PBS (black) or GalNAc-conjugated AIMer subcutaneously (day 0, 2, 4) and evaluated for UGP2 editing on day 7. NTC: Non-targeting control, targeting ACTB. **** p<0.0001 %Ugp2 mRNA editing %Ugp2 mRNA editing

Innovating on applications of ADAR beyond restoring protein function Restore or correct Upregulate expression to increase endogenous protein activity protein function Attenuated gene expression mRNA mRNA Decay Cascade Unique RNA motifs “Dialed up” Gene Expression • Correct G-to-A driver mutations with AIMers WVE-006 (GalNAc-AIMer) Edited mRNA AATD A single edited base on mRNA permanently disrupts the motif Stable mRNA yields increased protein production 17

Multiple RNA editing opportunities to build high-value pipeline beyond WVE-006

Potential to advance any combination of targets into preclinical development

	Hepatic (GalNAc-AIMers)				Extra-Hepatic (AIMers)	
	Target A	Target B	Target X	Target E	Target F	Target G
Approach	Upregulation	Upregulation	Upregulation	Correction	Upregulation	Correction
Tissue	Liver	Liver	Liver	Liver	Kidney	Lung
Therapeutic Area	Metabolic	Metabolic	Renal	Rare	Renal	Rare
Estimated Patients (US and Europe)	~90M	~3M	~170K	~17K	~85K	~5K

- The Edit-verse is substantial and still expanding
- Advancing work for a diverse set of undisclosed targets addressing areas of high unmet need, including both rare and prevalent diseases

WAVE LIFE SCIENCES
18

INHBE program (siRNA silencing) Obesity and other metabolic disorders 19

Potential for best-in-class siRNA enabled by Wave’s PRISM® platform • Unprecedented Ago2 loading increases potency and durability of silencing following administration of single subcutaneous dose Ago2 loading Antisense strand Ago2 loading HSD17B13 mRNA (liver, transgenic mice) (Liver, transgenic mice) 25 (liver, transgenic mice) (liver, transgenic mice) 5 125 Wk 2 Wk 7 Wk 14 Wk 2 Wk 7 Wk 14 4 20 100 3 2 15 75 1 11 .0 1 50 10 25 * 0.5 * 5 0 0 2 4 6 8 10 12 14 16 0.0 0 Time (weeks) PBS Reference Wave first gen Reference Wave first gen siRNA siRNA siRNA silencing is one of multiple Wave modalities being advanced in strategic research collaboration with GSK 20 Left, Middle, and right: Mice expressing human HSD17B13 transgene treated with siRNA (3 mg/kg) or PBS, liver mRNA, guide strand concentration, Ago2 loading quantified. Stats: Two-way ANOVA with post-hoc test * P<0.05, ****P<0.0001. Liu et al., 2023 Nuc Acids Res doi: 10.1093/nar/gkad268; % mRNA remaining (HSD17B13/Hprt) ug of oligo/g of tissue (mean± sem) Fold change relative to Reference 2

Driven by clinical genetics, Wave's first RNAi program addresses high unmet need in obesity

INHBE program (GalNAc-siRNA) is Wave's first wholly owned program to emerge from GSK collaboration

GLP-1 receptor agonists have several reported limitations

- × Lead to weight loss at the expense of muscle mass[1]
- × Associated with poor tolerability profile[4] with 68% drop-off after 1 year[3]
- × Discontinuation of therapy leads to rapid weight regain
- × Suppress general reward system[4]

Wave's INHBE siRNA program may address these limitations and / or work complementarily with GLP-1s

INHBE silencing expected to induce fat loss, while maintaining muscle mass

- siRNA to silence INHBE gene is expected to recapitulate the healthy metabolic profile of INHBE loss of function (LoF) heterozygous human carriers, including:[1,2,3]
  - ✓ Reduced waist-to-hip ratio
  - ✓ Reduced odds ratio of type 2 diabetes and coronary artery disease by >25%
  - ✓ Reduced serum triglycerides
  - ✓ Elevated HDL-c
- INHBE (Inhibin βE) expressed primarily in liver and gene product (activin E) acts on its receptor in adipose tissue[4]
- Lowering of INHBE mRNA promotes fat burning (lipolysis) and decreases fat accumulation (adiposity)[5,6]

≥50% reduction of INHBE in patients expected to restore and maintain a healthy metabolic profile

WAVE LIFE SCIENCES

1. Sargeant, et al. 2019 Endocrinol Metab (Seoul) 34(3):247-262; 2. Prime Therapeutics Claims Analysis, July 2023; 3. Müller, et al. 2019 Molecular Metabolism 30: 72-130.

1. Nat Commun 2022. https://doi.org/10.1038/s41467-022-32398-7; 2. Nat Commun 2022. https://doi.org/10.1038/s41467-022-31757-8; 3. PLOS ONE 2018. https://doi.org/10.1371/journal.pone.0194798; 4. Adam, RC. et.al. Proc Natl Acad Sci USA. 2023, 120(32): e2309967120. 5. Yogosawa et al. 2013 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3526038/ 6. Zhao et al. 2023 https://pubmed.ncbi.nlm.nih.gov/36626233/

21

First generation INHBE GalNAc-siRNA led to lower body weight and significant decrease in visceral fat in DIO mouse model

✓ Lower body weight as compared to control



Control (HFD, PBS)
First generation INHBE siRNA
Body weight relative to PBS (%)
5
0
-5
-10
-15
-20
1
2
3
4
5
Weeks

✓ Reduction in fat mass across multiple types of white adipose tissue, with preferential effect on visceral fat reduction



Visceral fat (mesenteric)
***
~56% reduction
mesWAT weight (g)
1.5
1.0
0.5
0.0
Chow PBS
HFD PBS
HFD First generation INHBE siRNA



Subcutaneous fat (inguinal)
***
~38% reduction
ingWAT weight (g)
1.5
1.0
0.5
0.0
Chow PBS
HFD PBS
HFD First generation INHBE siRNA

Results of *in vivo* preclinical study are consistent with UK Biobank human data on loss-of-function carriers

Right: Reduction in fat mass at Week 5; DIO: Diet-induced obesity

22

INHBE lead clinical candidate has Wave’s next generation siRNA format and best-in-class profile Next generation siRNA results in more INHBE program: Data from DIO mouse potent and durable target knockdown model supports best-in-class profile ü Highly potent silencing (ED50 < 1mg/kg) 125 PBS ü Durable silencing following one, low-single-digit 100 Benchmark dose, supporting every-six-month or annual dosing First gen siRNA 75 ü Weight loss similar to semaglutide with no loss of Next gen siRNA * muscle mass 50 * ü Reduction in fat mass, with preferential effect to the Next generation 25 * * visceral fat siRNA 0 ü Curtailed rebound weight gain upon cessation of 0 5 10 15 20 25 30 35 40 45 50 semaglutide Day Expect to initiate clinical trial for INHBE candidate in 1Q 2025 23 Left: Benchmark: Foster, DJ. et.al. Mol Ther. 2018, 26(3), 708. B6 mice administered PBS or 0.5 mg/kg of siRNA (subcutaneous). Stats: Mixed Two-way ANOVA followed by post hoc test comparing siRNA vs. Next gen siRNA per day derived from linear mixed effects model * P < 0.0001; DIO: diet-induced obesity Serum Ttr±SEM (rel to PBS)

Wave’s platform chemistry enables siRNA extra-hepatic delivery • Chemical impact - Introduction of neutral backbone - Unique structural feature of PN, specifically guanidine - Increased lipophilicity - Stereochemistry • Extra-hepatic delivery PN - Titrating siRNA lipophilicity tunable PNs (PN variants) - Maintaining high Ago2 loading and intracellular trafficking - Titrating plasma protein binding - Altered delivery, enhanced potency and durability in various tissues PN variants can tune extra-hepatic siRNA delivery 24

Single dose of Wave's next generation siRNA delivers broad, potent and durable CNS target engagement


APP silencing
Next gen siRNA wk8
Next gen siRNA wk16
%mRNA remaining (SEM) (App/Hprt)
125
100
75
50
25
0
Cortex
Striatum
Cerebellum
Hippocampus
Brainstem
Spinal cord

Robust target engagement translates to substantial App protein reduction across brain regions 8-weeks post single dose


Striatum
Hippocampus
PBS
Next gen siRNA

Sustained APP knockdown of at least 75% throughout the 16-week study *in vivo* in mice

WAVE LIFE SCIENCES

PBS (dotted line) or 100 µg of App siRNA administered ICV (n=7). PCR assays for RNA PD, relative fold changes of *App* to *Hprt* mRNA normalized to % of PBS; Stats: Three-way ANOVA followed by Bonferroni-adjusted post hoc test comparing condition to PBS (data not shown), Next gen siRNA significantly lower than PBS at both time points for all tissues at $P < 0.0001$ level; Immunohistochemical analysis of FFPE Mouse Brain tissue labeling App protein (Color Brown) with CS#19389 followed by a ready to use Polymer-HRP 2nd Detection antibody. Nuclei were counterstained with Hematoxylin (Color Blue). Single 100 ug ICV injection

25

Wave siRNA demonstrates more potent and durable silencing as compared to published state-of-the-art Wave (APP – Cortex) Alnylam (APP – Cortex) Nat Biotechnol 40, 1500–1508 (2022) Single dose 100 μg Single dose by ICV 120 μg by ICV 1 25 Knockdown < 90 days 1 00 post-dose Knockdown 75 > 112 days post-dose 50 25 0 C o r te x Wave Wave next generation siRNA next generation siRNA Next gen siRNA wk16 Next gen siRNA wk8 Week 8 (Day 56) Week 16 (Day 112) 26 PBS (dotted line) or 100 μg of App siRNA administered ICV (n=7). PCR assays for RNA PD, relative fold changes of App to Hprt mRNA normalized to % of PBS; Stats: Three-way ANOVA followed by Bonferroni-adjusted post hoc test comparing condition to PBS (data not shown), Next gen siRNA significantly lower than PBS at both time points for all tissues at P < 0.0001 level. Source: Brown, K.M., Nair, J.K., Janas, M.M. et al. Expanding RNAi therapeutics to extrahepatic tissues with lipophilic conjugates. Nat Biotechnol 40, 1500–1508 (2022). %mRNA remaining (SEM) %mRNA remaining (SEM) (App/Hprt) (App/Hprt) % message remaining (relative to aCSF)

WVE-N531 (splicing) Duchenne muscular dystrophy 27

Duchenne muscular dystrophy • Genetic mutation in dystrophin gene prevents Disease State Restored State the production of dystrophin protein, a critical Dysfunctional Splicing Exon Skipping Oligo component of healthy muscle function Mutant pre-mRNA Mutant pre-mRNA • Impacts approx. 1 in every 5,000 newborn boys 50 51 53 54 55 50 51 53 54 55 each year; approx. 20,000 new cases annually Skip worldwide – Approx. 8-10% are amenable to exon 53 50 51 53 54 55 50 51 54 55 skipping mRNA with disrupted reading frame Restored mRNA • Dystrophin protein established by FDA as surrogate endpoint reasonably likely to predict 1 Translation halted Translation continues benefit in boys for accelerated approval in DMD • Increasing amount of functional dystrophin expression over minimal amount shown with approved therapies is expected to result in greater benefit for boys with DMD Functional No dystrophin protein dystrophin produced produced 28 1 Vyondys: www.fda.gov; viltepso; www.fda.gov; Exondys; www.fda.gov; Amondys: www.fda.gov

Extended survival in dKO preclinical model supports potential of Wave’s PN-modified exon-skipping therapeutics for DMD 100% survival at time of study termination Restored muscle and respiratory function to wild-type levels 300 dKO: PBS 200 Wild-type dKO: PS/PO/PN 100 0 20 40 60 80 100 120 Tidal volume Stimulation Frequency (Hz) Wild-type dKO: PBS dKO (PS/PO/PN Time (weeks) oligonucleotide) PS/PO/PN 150 mg/kg weekly PS/PO/PN 75 mg/kg bi-weekly PS/PO 150 mg/kg weekly PBS Age (days) Note: Untreated, age-matched mdx mice had 100% survival at study termination [not shown] PN chemistry improved function and survival in dKO mice 29 Kandasamy et al., 2022; doi: 10.1093/nar/gkac018 dKO: double knock-out Survival probability (%) TVb (ml) 2 Specific Force (Nm )

Wave’s PN chemistry yields excellent muscle exposure, exon skipping and dystrophin protein expression in dKO mouse model Skeletal muscle Diaphragm Heart 100 *** 100 60 ** PBS ** 75 75 40 PS/PO modified oligonucleotides 50 50 for mouse exon 23 20 25 25 PS/PO/PN modified oligonucleotides 0 0 0 for mouse exon 23 60 60 40 *** 30 40 40 **** 20 **** dKO* 20 20 mouse 10 0 0 0 D37 30 30 *** 30 dose 20 ** ** 20 20 10 10 10 0 0 0 30 Kandasamy et al., 2022 Nuc Acids Res doi: 10.1093/nar/gkac018 Muscle concentration %Dystrophin %Exon skipping (ug/g)

Preclinical data supported advancing WVE-N531 to clinical development WVE-N531: Dystrophin restoration of up to WVE-N531 reached high concentrations in 71% in vitro in patient-derived myoblasts heart and diaphragm in NHP 31 th 26 Annual ASGCT meeting, May 16-20, 2023

Clinical data from WVE-N531 Part A: High exon-skipping & muscle concentrations after three doses every other week

	suvodirsen	WVE-N531
Mean muscle concentration	0.7 µg/g (~700 ng/g)	42 µg/g (~42,000 ng/g)[1]
Mean exon skipping	Not detectable	53%
Half-life in plasma	18 hours	25 days
Dose	22 weekly doses of 5 mg/kg	3 doses of 10 mg/kg every other week

WVE-N531 uptake in myocyte stem cells


WVE-N531 uptake in myogenic stem cells

Important for potential muscle regeneration

WAVE LIFE SCIENCES

1: 42 µg/g = 6.1 µM (6,100 nM), WVE-N531 data presented March 22, 2023 at Muscular Dystrophy Association Clinical and Scientific Conference; WVE-N531 biopsies collected ~2 weeks post-last dose (3 biweekly doses of 10 mg/kg); Suvodirsen biopsies collected post-last dose (weekly doses of 5 mg/kg) on week 22; Half-life as indicated by PK analysis; suvodirsen: discontinued first-generation non-PN chemistry compound; Right: Dual staining utilizing in-situ hybridization for WVE-N531 and PAX7 immunohistochemistry for stem cells. Suvodirsen N= 8; WVE-N531 N=3 boys

32

Advancing FORWARD-53, a potentially registrational Phase 2 clinical trial of WVE-N531 in DMD (Exon 53)

Screening → Every other week IV dosing → Safety Follow-up

- Functional assessment

- Biopsy after 24 weeks of treatment
- Functional assessment

- Biopsy after 48 weeks of treatment
- Functional assessment

- Design of FORWARD-53: Phase 2, open-label, 10 mg/kg every other week
- Endpoints: Dystrophin (powered for >5% of normal), safety/tolerability, pharmacokinetics, digital and functional assessments (incl. NSAA and others)
- Muscle biopsies to assess dystrophin expression
- Fully enrolled (n=11) and dosing underway

FORWARD-53

Potentially registrational 24-week dystrophin expression data are expected in 3Q 2024

WAVE LIFE SCIENCES

IV: intravenous; NSAA: North star ambulatory assessment

33

Potential for Wave to address up to 40% of DMD population Exon skipping and dystrophin restoration demonstrated in vitro Exon Skipping DMD Population 1.1 µM 2.5 µM 2.5 µM 3.3 µM 5 µM 5 µM 100 100 100 10 µM 10 µM 10 µM WVE-N531 Exon 53 Not Amenable to Skipping 50 50 50 8-10% Exon 51 17% 11-13% 0 0 0 Ex51 Ex51 mock Ex52 Ex52 mock Ex44 Ex44 mock SSO-1 SSO-2 SSO-1 SSO-2 SSO-1 SSO-2 6% Exon 44 Protein Restoration 1.1 µM 2.5 µM 2.5 µM 150 150 4% 3.3 µM 5 µM 5 µM Exon 52 100 10 µM 10 µM 10 µM 8% 100 100 Exon 45 44% 50 Other Exons 50 50 0 0 0 Ex51 Ex51 mock Ex52 Ex52 mock Ex44 Ex44 mock SSO-1 SSO-2 SSO-1 SSO-2 SSO-1 SSO-2 Exon 51 Exon 52 Exon 44 34 Left: Aartsma-Rus, et al. 2009 Hum Mutat 30, 293. % Dystrophin Relative to WT % Exon 51 Skipping Rel to Total DMD % Dystrophin Relative to WT % Exon 52 Skipping Rel to Total DMD % Dystrophin Relative to WT % Exon 44 Skipping Rel to Total DMD

WVE-003 (antisense silencing) Huntington’s Disease 35

mHTT toxic effects lead to neurodegeneration; loss of wtHTT functions may also contribute to HD Healthy individual Huntington’s disease (HD) • Wild-type HTT (wtHTT) is critical for normal 1 neuronal function • Expanded CAG triplet repeat in HTT gene wtHTT Stresses results in production of mutant huntingtin protein (mHTT) • HD is a monogenic autosomal dominant Huntington’s disease genetic disease; fully penetrant and affects entire brain • Fatal disease characterized by cognitive decline, psychiatric illness, and chorea ~50% decrease in wtHTT Stresses mHTT + wtHTT • 30,000 people with HD in the US and more Loss of wtHTT functions than 200,000 at risk of developing HD Synaptic dysfunction | Healthy CNS function Cell death | Neurodegeneration 36 1 – Sources on wtHTT: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015

WVE-003 (SNP3) demonstrates selective, potent, and durable reduction of mHTT in preclinical models

Selectively reduces mHTT mRNA in HD iPSC neurons in vitro



% wtHTT mRNA
% mHTT mRNA
Percentage HTT mRNA remaining
60
50
40
30
20
10
0
Mock
1.6 µM
8 µM
40 µM
1.6 µM
8 µM
40 µM
Pan-silencing reference compound
WVE-003

Durable striatal mHTT knockdown for 12 weeks in BACHD mouse model



Striatum
Similar results in cortex
mHTT/Tubb3, relative to PBS
2.0
1.5
1.0
0.5
0.0
***
****
Weeks
2
4
12
2
4
12
2
4
12
PBS
Pan-silencing reference compound
WVE-003

NHP study demonstrating significant tissue exposure levels of WVE-003 in deep brain regions resulted in $7 million milestone payment from Takeda in 4Q 2023

Results from ND50036 iPSC-derived medium spiny neurons. Total HTT knockdown quantified by qPCR and normalized to HPRT1. Oligonucleotide or PBS [100 µg ICV injections through cannula on days 1, 3, 5] delivered to BACHD transgenic. Mean ± SD (n=8, *P<0.0332, ***P<0.0002, ****P<0.0001 versus PBS unless otherwise noted). HPRT1, hypoxanthine-guanine phosphoribosyl transferase; iPSC, induced pluripotent stem cell; ICV, intracerebroventricular; PBS, phosphate-buffered saline

37

WVE-003: First-in-class allele-selective candidate for HD Reductions in mean CSF mHTT and preservation of wtHTT observed in pooled analysis of single-dose cohorts in SELECT-HD clinical study wtHTT protein levels mHTT protein levels Placebo WVE-003 (30 and 60 mg Reduction in mHTT protein: pooled*) 22% from baseline 35% vs. placebo Preservation of wtHTT Single dose of WVE-003 Single dose of WVE-003 Data from 30 mg multi-dose cohort with extended follow-up, along with all single-dose data, expected 2Q 2024 38 mHTT: mutant huntingtin protein; wtHTT: wild-type huntingtin protein *Pooled considering no apparent dose response between 2 single-dose cohorts; Data cut-off: August 29, 2022 Reductions in mHTT

Anticipated upcoming milestones 39

Wave is poised for significant and sustained growth AATD WVE-006 Obesity INHBE Lead HD Clinical Candidate WVE-003 SNP3 Clinical trial initiation expected 1Q 2025 DMD Add’l AIMer Programs WVE-N531 Add’l SNPs Exon 53 Add’l Exons Clinical data in 2024 and advancement of INHBE candidate unlock potential to address > 50M patients in US and Europe alone 40 Note: Bubble size illustrative of size of total addressable US market (assuming 100% share of addressable patients)

Anticipated milestones in 2024 and beyond WVE-006 (AATD) 2024: Deliver proof-of-mechanism data from RestorAATion clinical Most advanced clinical RNA editing candidate & program potential best-in-class approach for AATD INHBE lead clinical candidate (Obesity) 1Q 2025: Initiate clinical trial for INHBE candidate Driven by protective LoF variants in human genetics, potential next-gen therapeutic for obesity WVE-N531 (DMD) 3Q 2024: Deliver potentially registrational 24-week dystrophin Potential best-in-class approach with highest expression data from FORWARD-53 exon skipping reported WVE-003 (HD) 2Q 2024: Deliver data from 30 mg multi-dose cohort with extended First-in-class mHTT lowering, wtHTT-sparing follow up, along with all single-dose data approach Potential for significant cash inflows in 2024 from collaboration milestones from GSK and Takeda 41 AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington’s disease; mHTT: Mutant huntingtin; wtHTT: Wild-type huntingtin

For questions contact: investorrelations@wavelifesci.com